CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. ss. 1350, each of the undersigned officers of BlackRock Funds (the "Company") hereby certifies, to the best of their knowledge, that thE Company's Report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   DECEMBER 5, 2003
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/S/ LAURENCE D. FINK
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Name:  Laurence D. Fink
Title: President
       (Principal Executive Officer)


/S/ PAUL L. AUDET
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Name:  Paul L. Audet
Title: Treasurer
       (Principal Financial Officer)